EXHIBIT 1
AGREEMENT TO FILE JOINT SCHEDULE 13G
Each of the undersigned (the “Reporting Persons”), being a record owner or “beneficial owner’ of the common stock on Conn’s Inc. (“Common Stock”), hereby agrees to jointly file a Schedule 13D with respect to their respective holdings of the Common Stock and to include this agreement as an exhibit to such Schedule 13D.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this agreement as of February 12, 2010.

THE STEPHENS GROUP, LLC		BESS C. STEPHENS TRUST

By:		By:
	Ronald M. Clark Senior Vice President & General Counsel		W.R. Stephens, Jr. Trustee

BESS C. STEPHENS FAMILY TRUST		BESS C. STEPHENS REVOCABLE TRUST

By:		By:
	W.R. Stephens, Jr. Trustee		Bess C. Stephens Trustee

ELIZABETH S. CAMPBELL TRUST A		ELIZABETH ANN STEPHENS CAMPBELL REVOCABLE TRUST

By:		By:

	Robert L. Schulte Trustee		Elizabeth Stephens Campbell Trustee

ELIZABETH S. CAMPBELL TRUST UNDER ARTICLE 4 OF THE PDS TRUST UID SEPTEMBER 5, 1996		W.R. STEPHENS, JR. REVOCABLE TRUST

By:		By:
	Elizabeth S. Campbell Trustee		W.R. Stephens, Jr. Trustee
[Signature Page to the Agreement to File Joint Schedule 13G]

W.R. STEPHENS, JR. TRUST A		ELIZABETH CHISUM CAMPBELL 1992 TRUST

By:		By:
	Robert L. Schulte Trustee		W.R. Stephens, Jr. Trustee

W.R. STEPHENS, JR. TRUST UNDER ARTICLE 4 OF THE PDS TRUST UID SEPTEMBER 5, 1996		CRAIG D. CAMPBELL, JR. 1992 TRUST

By:		By:
	W.R. Stephens, Jr. Trustee		W.R. Stephens, Jr. Trustee

SUSAN STEPHENS CAMPBELL 1992 TRUST		ARDEN JEWELL STEPHENS 1992 TRUST

By:		By:

	W.R. Stephens, Jr. Trustee		W.R. Stephens, Jr. Trustee

W.R. STEPHENS, III 1992 TRUST

By:		By:

	W.R. Stephens, Jr. Trustee		Jon E. M. Jacoby

CORAL TWO CORPORATION		J & J PARTNERS

By:		By:

	Jon E. M. Jacoby President		Jon E. M. Jacoby Managing Partner
[Signature Page to the Agreement to File Joint Schedule 13G]

ROBERT L. SCHULTE IRA

By:		By:

	Robert L. Schulte		Carol Stephens

JACOBY ENTERPRISES, INC.		W.R. STEPHENS, III TRUST

By:		By:

	Jon E. M. Jacoby President		Robert L. Schulte Trustee

MAM HOLDINGS INTERNATIONAL, INC.

By:		By:

	James Jacoby		Robert L. Schulte Vice President

ARDEN JEWELL STEPHENS TRUST		ELIZABETH CHISUM CAMPBELL 1995 TRUST

By:		By:

	Robert L. Schulte Trustee		Jon E. M. Jacoby Trustee

FRANCINE, INC.		SUSAN STEPHENS CAMPBELL 2004 TRUST

By:		By:

	Robert L. Schulte Treasurer		Jon E. M. Jacoby Trustee
[Signature Page to the Agreement to File Joint Schedule 13G]

SUSAN STEPHENS CAMPBELL 1995 TRUST		CRAIG D. CAMPBELL, JR. 2004 TRUST

By:		By:

	Jon E. M. Jacoby Trustee		Jon E. M. Jacoby Trustee

CRAIG D. CAMPBELL, JR. 1995 TRUST		W.R. STEPHENS, JR. CHILDRENS TRUST

By:		By:

	Jon E. M. Jacoby Trustee		W.R. Stephens, Jr. Trustee

ELIZABETH CHISUM CAMPBELL 2004 TRUST		ROBERT L. SCHULTE REVOCABLE TRUST

By:		By:

	Jon E. M. Jacoby Trustee		Robert L. Schulte Trustee

CRAIG D. CAMPBELL EXEMPT TRUST

By:		By:

	Craig D. Campbell Trustee		William S. Walker

EQUITY HORIZONS I, LP		EQUITY HORIZONS II, LP

By:	Equity Horizons Management I, LLC Its General Partner	By:	Equity Horizons Management II, LLC Its General Partner

By:		By:

	Robert L. Schulte Manager		Robert L. Schulte Manager
[Signature Page to the Agreement to File Joint Schedule 13G]

SNOW LAKE HOLDINGS, INC.		JON E. M. JACOBY KEOGH

By:		By:

	Robert L. Schulte Director		Jon E. M. Jacoby

* By:
Ronald M. Clark
Attorney-in-Fact

*
This agreement to file a joint Schedule 13G was signed pursuant to a Power of Attorney, dated February 6, 2009 and filed by the Reporting Persons with the Securities and Exchange Commission on February 6, 2009.

[Signature Page to the Agreement to File Joint Schedule 13G]